UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 14, 2009
TRONOX INCORPORATED

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-32669	20-2868245

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3301 N. W. 150th Street
Oklahoma City, Oklahoma 73134
(Address of Principal Executive Offices, including Zip Code)
(405) 775-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD
     Tronox Incorporated (the “Company” or “Tronox”), a Delaware corporation hereby discloses certain projections that are being shared with third parties. The projections have been prepared by the Company’s management. Such projections were not prepared to comply with the guidelines for prospective financial statements published by the American Institute of Certified Public Accountants and the rules and regulations of the United States Securities and Exchange Commission. The Company relied upon the accuracy and completeness of publicly available information, and portions of the information herein may be based upon certain statements, estimates and forecasts provided by third parties with respect to the anticipated future performance of the Company. Further, the Company’s accountants have neither examined nor compiled the accompanying actual results and projections and, accordingly, do not express an opinion or any other form of assurance with respect to the projections, assume no responsibility for the projections and disclaim any association with the projections.
     The projections are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to a number of assumptions, risks, and uncertainties, many of which are and will be beyond the control of the Company including, but not limited to, existing and future governmental regulations and actions of government bodies, natural disasters and unusual weather conditions and other market and competitive conditions. Holders of claims against and interests in the Company are cautioned that the forward-looking statements speak as of the date made and are not guarantees of future performance. Actual results or developments may differ materially from the expectations expressed or implied in the forward-looking statements, and the Company undertakes no obligation to update any such statements. Future results and developments may be affected by numerous factors and risks, such as the accuracy of the assumptions that underlie the statements, the market value of Tronox’s products, demand for consumer products for which Tronox’s businesses supply raw materials, the market for raw materials that Tronox uses to produce its products, its inability to predict the prices of such raw materials, the financial resources of competitors, the market for debt and/or equity financing, changes in laws and regulations, the ability to respond to challenges in international markets, changes in currency exchange rates, political or economic conditions in areas where Tronox operates, trade and regulatory matters, general economic conditions, and other factors and risks identified in the Risk Factors Section of Tronox’s Annual Report on Form 10-K for the year ended December 31, 2007, and subsequent Quarterly Reports on Form 10-Q, as filed with the U.S. Securities and Exchange Commission (SEC), and other SEC filings. This balance sheet is subject to the previous 8k filed on May 5, 2009 under item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review and related to the Company’s environmental liabilities. The company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.
     The projections, while presented with numerical specificity, are necessarily based on a variety of estimates and assumptions which, though considered reasonable by the Company, may not be realized and are inherently subject to significant business, economic, competitive, industry, regulatory, market and financial uncertainties and contingencies, many of which are and will be beyond the Company’s control. The Company cautions that no representations can be made or are made as to the accuracy of the historical financial information or the projections or to the Company’s ability to achieve the projected results. Some assumptions may prove to be inaccurate and may be dependent upon 1) the resolution and settlement of company’s environmental legacy liabilities and 2) securing adequate financing commitments to fund the plan. Moreover, events and circumstances occurring subsequent to the date on which the projections were prepared may be different from those assumed, or, alternatively, may have been unanticipated, and thus the occurrence of these events may affect financial results in a materially adverse or materially beneficial manner. The projections may not be relied upon as a guaranty or other assurance of the actual results that will occur.

Unaudited Balance Sheet and Projected Balance Sheet
August 2009 Balance Sheet				December 31, 2009 Projected Balance Sheet
(in millions of dollars)				(in millions of dollars)
Assets		Liabilities & Equity		Assets		Liabilities & Equity
Account	Amount	Account	Amount	Account	Amount	Account	Amount
Cash	$79.5	Debtor-in-possession financing	$54.2	Cash	$97.3	Debtor-in-possession financing	$54.2
Operating A/R — Net	225.2	Accounts Payable	95.0	Operating A/R — Net	181.6	Accounts Payable	92.4
Inventory	229.0	Accrued Liabilities	90.9	Inventory	238.8	Accrued Liabilities	88.3
Prepaid and Other Assets	36.9	Current Long Term Debt	212.6	Prepaid and Other Assets	38.5	Current Long Term Debt	212.6
ST Environmental A/R	5.7	Liab. Subject to Compromise (1)	430.4	ST Environmental A/R	5.7	Liab. Subject to Compromise (1)	430.4
Other Current Assets	1.6	Other Current Liabilities	6.4	Other Current Assets	1.6	Other Current Liabilities	4.7

Total Current Assets	$577.9	Total Current Liabilities	$889.5	Total Current As sets	$563.5	Total Current Liabilities	$882.6
LT Environmental A/R	54.8	Environmental Liabilities (2)	154.0	LT Environmental A/R	55.6	Environmental Liabilities (2)	143.3
Property Plant & Equip. — Net	306.7	Long Term Debt — Net (1)	—	Property Plant & Equip. — Net	292.9	Long Term Debt — Net (1)	—
Other Long-Term Assets	82.8	Other Long Term Liabilities	128.6	Other Long-Term Assets	53.0	Other Long Term Liabilities	126.8

		Total Equity	(149.9)			Total Equity	(187.6)

Total Assets	$1,022.2	Total Liabilities & Equity	$1,022.2	Total Assets	$965.0	Total Liabilities & Equity	$965.0

(1)	The Company’s $350 million Sr. Sub. Notes have been classified as Liabilities Subject to Compromise. The Debtors’ liabilities subject to compromise amount shown on the balance sheet will change as the Debtors review, analyze, liquidate and object to numerous claims filed in the Chapter 11 proceeding.

(2)	Subject to the previous 8-K filed on May 5, 2009 under Item 4.02 Non-reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review regarding the Company’s environmental legacy liabilities.
Item 8.01. Other Events
Tronox Incorporated (“Tronox”) issued a Notice For Meeting of Holders of the 9.5% Senior Unsecured Notes Due December 2012 (the “Notice”). Pursuant to the Notice Tronox will hold a public meeting of the Noteholders of the 9.5% Senior Unsecured Notes due December 2012, issued by Tronox Worldwide LLC and Tronox Finance Corp., at 2:00 p.m. local time, on Friday October 16, 2009, at the offices of Kirkland & Ellis LLP, Fiftieth Floor, 601 Lexington Avenue, New York, New York, 10022. A copy of the Notice is included herewith as Exhibit 99.1

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRONOX INCORPORATED

Date: October 14, 2009

	By:	/s/ Michael J. Foster
	Name:	Michael J. Foster
	Title:	Vice President, General Counsel and Secretary

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